Exhibit 99.2

Q1 2024 Conference Call April 25, 2024 Atomera Incorporated 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on February 15, 2024 (the “Annual Report ”). In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Annual Report, include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation m ay remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Atomera Incorporated 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $550B semiconductor market Mears Silicon Technology (MST®) Quantum Engineered Materials

Customer Pipeline 4 • 20 customers, 26 engagements • Working with 50% of the world’s top semiconductor makers* • 10 of the top 20 (IC Insights, McClean Report 2023) ^ End of year engagement count Atomera Incorporated Customer Wafer Manufacturing v Customer MST ® Deposition Atomera MST ® Deposition 6 . Production 5 . Qualification 4 . Installation 3 . Integration 2 . Setup 1 . Planning Phase 0 3 6 9 12 15 18 21 24 27 2016 2017 2018 2019 2020 2021 2022 2023 Q124 Number of Customer Engagements Phase 1 Phase 2 Phase 3 Phase 4

MST technology focus areas Atomera 5 MST for Advanced Nodes MST for RF - SOI MST for Power SP, SPX MST for DRAM

Compound Semiconductors ► Compound semiconductor market growing rapidly ▪ GaN is one example ► Poor wafer substrate quality causes manufacturing challenges ► Atomera’s MST may help to solve this problem ► Early experiments of GaN on MST show promising results Atomera 6

Financial Review Atomera Incorporated 7 Income Statement ($ in thousands, except per-share data) March 31, 2024 December 31, 2023 March 31, 2023 REVENUE 18$ 550$ -$ Gross Profit (15) 522 - OPERATING EXPENSES Research & Development 2,858 2,992 3,036 General and Administration 1,811 1,875 1,742 Selling and Marketing 350 452 389 TOTAL OPERATING EXPENSES 5,019 5,319 5,167 OPERATING LOSS (5,034) (4,797) (5,167) Other Income (Expense) 212 217 148 Provision for income tax - - - NET LOSS (4,822)$ (4,580)$ (5,019)$ Net Loss Per Share (0.19)$ (0.18)$ (0.21)$ Weighted average shares outstanding 26,038 25,404 23,660 ADJUSTED EBITDA (NON-GAAP) (3,993)$ (3,765)$ (4,220)$ ADJUSTED EBITDA PER SHARE (0.15)$ (0.15)$ (0.18)$ Balance Sheet Information Cash, equivalents & ST investments 19,264$ 19,531$ 17,052$ Debt - - - Three Months Ended

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera Incorporated 8

Thank You Atomera Incorporated 9